                                                                   EXHIBIT 10.24

                                SECOND AMENDMENT
                         TO CERTAIN OPERATIVE AGREEMENTS

         THIS SECOND AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS, dated as of January 22, 2004 (this "Second Amendment"), is entered into by and among WEST FACILITIES CORPORATION, a Delaware corporation (the "Lessee"), WEST CORPORATION, a Delaware corporation ("West Corp."), and the various entities which are parties to the Participation Agreement (hereinafter defined) from time to time as guarantors (individually, a "Guarantor" and collectively, the "Guarantors"), WACHOVIA DEVELOPMENT CORPORATION, a North Carolina corporation (the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a "Lender" and collectively, the "Lenders"); and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as the agent for the Primary Financing Parties and respecting the Security Documents, as the agent for the Secured Parties (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined in this Second Amendment shall have the meanings set forth in Appendix A to the Participation Agreement, and the rules of usage set forth in Appendix A to the Participation Agreement shall apply herein.

                               W I T N E S S E T H

         WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of May 9, 2003, as amended by the First Amendment to Certain Operative Agreements and Waiver (as amended, modified, supplemented or restated from time to time, the "Participation Agreement");

         WHEREAS, the parties to this Second Amendment have agreed to the amendments set forth herein, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 27
                                   AMENDMENTS

         27.1 New Definition. Appendix A to the Participation Agreement is hereby amended by the addition of the following definition thereto in the appropriate alphabetical order:

                  "Second Amendment Effective Date" shall mean January 22, 2004.

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         27.2     Consolidated EBITDA. The definition of "Consolidated EBITDA"
set forth in Appendix A to the Participation Agreement is hereby amended and restated in its entirety to read as follows:

                  "Consolidated EBITDA" shall mean, as of any date for the four fiscal quarter period ending on such date with respect to the Consolidated Group on a consolidated basis, the sum of (a) Consolidated Net Income, plus (b) an amount which, in the determination of Consolidated Net Income, has been deducted for (i) Consolidated Interest Expense, (ii) total federal, state, local and foreign income, value added and similar taxes, (iii) depreciation and amortization expense, all as determined in accordance with GAAP and (iv) non-cash charges relating to equity and other performance-related compensation, including stock options; provided that Consolidated EBITDA shall include add-backs relating to the Acquisition made prior to the Second Amendment Effective Date, as calculated by the Agent. Notwithstanding the above, Consolidated EBITDA shall be (A) $70,952,000 for the fiscal quarter ending March 31, 2003, (B) $65,803,000 for the fiscal quarter ending June 30, 2003 and (C) $67,108,000 for the fiscal quarter ending September 30, 2003.

         27.3 Permitted Acquisition. The definition of "Permitted Acquisition" set forth in Appendix A to the Participation Agreement is hereby amended and restated in its entirety to read as follows:

                  "Permitted Acquisition" shall mean an acquisition or any series of related acquisitions by a GCA Credit Party of the assets or all of the Capital Stock of a Person or any division, line of business or other business unit of a Person (such Person or such division, line of business or other business unit of such Person referred to herein as the "Target"), in each case that is in the same line of business (or assets used in the same line of business) as the GCA Credit Parties and the GCA Subsidiaries or whereby a substantial portion of the acquired business relies upon automated transactions, telephone representatives or telephony technology, so long as (a) no Default or Event of Default shall then exist or would exist after giving effect thereto; (b) the Credit Parties shall demonstrate to the reasonable satisfaction of the Agent that the Credit Parties will be in compliance on a pro forma basis with all of the terms and provisions of the financial covenants set forth in Section 8A.9; (c) the agent under the Guarantor Credit Agreement, on behalf of the GCA Lenders, shall have received (or shall receive in connection with the closing of such acquisition) a first priority perfected security interest in all of the Capital Stock acquired with respect to the Target and the Target, if a Person, shall have executed a Joinder Agreement in accordance with the terms of
         Section 8A.10; (d) such acquisition is not a "hostile" public company acquisition and has been approved by the Board of Directors and/or shareholders of the applicable GCA Credit Party and the public company Target; (e) after giving effect to such acquisition, the sum of (i) the unused availability under the Aggregate Revolving Committed Amount plus
         (ii) the cash and Cash Equivalents held by the GCA Credit Parties plus
         (iii) the unused borrowing availability under any securitization facility of the GCA Credit Parties is greater than or equal to $10,000,000; and (f) with respect to any acquisition where the total consideration shall be (i) greater than $50,000,000 and less than or equal to $100,000,000, the Parent

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         shall have delivered to the Agent and each of the Primary Financing
         Parties not more than thirty (30) days after the consummation of such acquisition a reasonably detailed description of the material terms of such acquisition (including, without limitation, the purchase price and method and structure of payment) and of each Target and (ii) greater than $100,000,000, the Parent shall have delivered to the Agent and each of the Primary Financing Parties not less than ten (10) Business Days prior to the consummation of such acquisition (A) a reasonably detailed description of the material terms of such acquisition (including, without limitation, the purchase price and method and structure of payment) and of each Target, (B) audited financial statements of the Target, or company-prepared financial statements that have been certified by the Target, for the Target's two (2) most recent fiscal years and unaudited fiscal year-to-date statements for the most recent interim periods, which financial statements shall be consistent with any financial statements filed with the Securities and Exchange Commission in connection with such acquisition and (C) a certificate, in form and substance reasonably satisfactory to the Agent, executed by a Responsible Officer of the Parent (1) certifying that such Permitted Acquisition complies with the requirements of this Agreement and (2) demonstrating compliance with subsections (b) and (e) of this definition; provided, however, that an acquisition of a Target that is not incorporated, formed or organized in the United States (a "Foreign Target") shall only qualify as a Permitted Acquisition if each of the other requirements set forth in this definition shall have been satisfied and the total consideration for all such Foreign Targets does not exceed $50,000,000 in the aggregate during the term of this Agreement.

         27.4 Permitted Investments. The definition of "Permitted Investments" set forth in Appendix A to the Participation Agreement is hereby amended and restated in its entirety to read as follows:

         "Permitted Investments" shall mean:

                  (i)      cash and Cash Equivalents;

                  (ii) receivables owing to the Parent or any of the GCA Subsidiaries or any receivables and advances to suppliers, in each case if created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                  (iii)    investments in and loans to any GCA Credit Parties;

                  (iv) investments in and loans to domestic subsidiaries of the Parent that are not guarantors under the Guarantor Credit Agreement solely for the purpose of purchasing third party debt obligations; provided that the aggregate amount of investments and loans made pursuant to this clause (iv), together with the aggregate amount of Indebtedness incurred pursuant to Section 8B.1(d)(iii), shall not exceed $50,000,000 at any time outstanding;

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                  (v)      investments in and loans to subsidiaries of the
         Parent that are not guarantors under the Guarantor Credit Agreement (other than investments and loans pursuant to clause (iv) above); provided that the aggregate amount of such investments and loans, together with the aggregate amount of Indebtedness incurred pursuant to
         Section 8B.1(d)(iv), shall not exceed $25,000,000 at any time outstanding;

                  (vi) loans and advances to employees (other than any officer or director) of the Parent or the GCA Subsidiaries in an aggregate amount not to exceed $1,000,000 at any time outstanding;

                  (vii) investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (viii) investments, acquisitions or transactions permitted under Section 8B.4(b);

                  (ix) the Parent may enter into Hedging Agreements to the extent permitted pursuant to Section 8B.1; and

                  (x) Permitted Acquisitions.

         As used herein, "investment" shall mean all investments, in cash or by delivery of property made, directly or indirectly in, to or from any Person, whether by acquisition of shares of Capital Stock, property, assets, indebtedness or other obligations or securities or by loan advance, capital contribution or otherwise.

         27.5 GCA Permitted Liens. The definition of "GCA Permitted Liens" set forth in Appendix A of the Participation Agreement is hereby amended by the addition of the following clause (xiii) and the redesignation of the existing clause (xiii) as clause "(xiv)":

                  (xiii) Liens arising in connection with accounts receivable securitizations; and

         27.6     [Reserved].

         27.7     [Reserved].

         27.8 Indebtedness. Section 8B.1 of the Participation Agreement is hereby amended and restated in its entirety to read as follows:

                  Section 8B.1      Indebtedness.

                  The Parent will not, nor will it permit any GCA Subsidiary to, contract, create, incur, assume or permit to exist any Indebtedness, except:

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                           (a)      Indebtedness arising or existing under the
                  Guarantor Credit Agreement and the other GCA Credit Documents;

                           (b) Indebtedness of the Parent and the GCA Subsidiaries existing as of the Closing Date as referenced in the financial statements referenced in Section 6.3(a) (and set out more specifically in Schedule 6) hereto and renewals, refinancings or extensions thereof in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension;

                           (c) Indebtedness of the Parent and the GCA Subsidiaries incurred after the Closing Date consisting of Capital Leases or Indebtedness incurred to provide all or a portion of the purchase price or cost of construction of an asset provided that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset; (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing; and (iii) the total principal amount of all such Indebtedness shall not exceed $25,000,000 at any time outstanding;

                           (d) Unsecured intercompany Indebtedness (i) among the GCA Credit Parties, (ii) among Foreign GCA Subsidiaries, (iii) owing from domestic subsidiaries of the Parent that are not guarantors under the Guarantor Credit Agreement to Credit Parties, which Indebtedness is solely for the purpose of purchasing third party debt obligations; provided that the aggregate principal amount of Indebtedness incurred pursuant to this clause (iii), together with the aggregate amount of investments and loans made pursuant to clause (iv) of the definition of Permitted Investments, shall not exceed $50,000,000 at any time outstanding, and (iv) owing from subsidiaries of the Parent that are not guarantors under the Guarantor Credit Agreement to Credit Parties (other than Indebtedness incurred pursuant to clause (iii) above); provided that the aggregate principal amount of Indebtedness incurred pursuant to this clause (iv), together with the aggregate amount of investments and loans made pursuant to clause (v) of the definition of Permitted Investments, shall not exceed $25,000,000 at any time outstanding;

                           (e) Secured intercompany Indebtedness among the Parent and the GCA Subsidiaries in a principal amount not to exceed $25,000,000 in the aggregate at any time outstanding; provided that, to the extent a Credit Party and a Subsidiary that is not a Credit Party are parties to such intercompany Indebtedness arrangement, such Credit Party shall be the secured party;

                           (f) Indebtedness and obligations owing under Hedging Agreements relating to the loans pursuant to the Guarantor Credit Agreement and other Hedging Agreements entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes;

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                           (g)      Indebtedness and obligations of GCA Credit
                  Parties owing under documentary letters of credit for the purchase of goods or other merchandise (but not under standby, direct pay or other letters of credit except for the letters of credit under the Guarantor Credit Agreement) generally in an aggregate principal amount not to exceed $25,000,000 at any time outstanding;

                           (h)      Guaranty Obligations in respect of
                  Indebtedness of a GCA Credit Party to the extent such Indebtedness is permitted to exist or be incurred pursuant to this Section 8B.1;

                           (i) Indebtedness of the Parent and the GCA Subsidiaries arising under any Synthetic Leases (other than Indebtedness under the Operative Agreements set out on
                  Schedule 6) that is pari passu with or subordinated to the GCA Credit Party Obligations in a principal amount not to exceed $25,000,000 in the aggregate at any time outstanding;

                           (j) Indebtedness of the Parent and the GCA Subsidiaries consisting of unsecured earnout obligations incurred in connection with Permitted Acquisitions in a principal amount not to exceed $50,000,000 in the aggregate at any time outstanding;

                           (k) Indebtedness (other than revolving credit facilities exceeding $50,000,000 in the aggregate and any Synthetic Leases) of the Parent and the GCA Subsidiaries that is pari passu with or subordinated to the GCA Credit Party Obligations in an aggregate principal amount not to exceed $300,000,000 at any time outstanding;

                           (l) Indebtedness of the Parent and the GCA Subsidiaries relating to any accounts receivable securitization transaction or transactions; provided that the principal amount of such Indebtedness does not exceed $100,000,000 in the aggregate at any time outstanding; and

                           (m) other Indebtedness of the Parent and the GCA Subsidiaries; provided that such Indebtedness is non-recourse to the Parent or any of the GCA Subsidiaries and the principal amount of such Indebtedness does not exceed $100,000,000 in the aggregate at any time outstanding.

         27.9 Accounts Receivable Asset Sales. Section 8B.4(a) to the Participation Agreement is hereby amended by the addition of the word "and" at the end of subsection (a)(v) and the addition of the following new subsection
(a)(vi):

                  (vi) the sale, transfer, contribution, conveyance or other disposition of accounts receivable and associated collateral, lockbox and other collection accounts, records and/or proceeds in connection with any accounts receivable securitization;

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         27.10    Advances, Investments and Loans. Section 8B.5 of the
Participation Agreement is hereby amended by the insertion of the phrase "or to the extent permitted by Section 8B.1" at the end of such Section.

         27.11 Amendments to Schedules for Participation Agreement. Schedules 1 through 6 to the Participation Agreement are hereby amended and restated in their entirety and replaced by Schedule A attached hereto.

         27.12 Agreement of Wachovia regarding Coordination of Voting under Lease and Guarantor Credit Agreement. The Participation Agreement is amended to add a new Section 12.15 as follows:

         12.15    LESSOR/LENDER VOTING MATTERS.

                  Wachovia Development Corporation (and any Affiliate thereof which is a direct or indirect assignee of Wachovia Development Corporation), as the Lessor, and Wachovia Capital Investments, Inc. (and any Affiliate thereof which is a direct or indirect assignee of Wachovia Capital Investments, Inc.), as a Lender, hereby agree to vote on matters concerning covenant amendments, modifications and waivers in a manner consistent with the vote of Wachovia Bank, National Association regarding such same matter under the Guarantor Credit Agreement.

                                   SECTION 28
                               CLOSING CONDITIONS

         28.1     Closing Conditions.

         This Second Amendment shall become effective as of the date hereof upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Agent):

                  (a) Executed Amendment. Receipt by the Agent of a copy of this Second Amendment duly executed by the Borrower, the Agent, the Majority Secured Parties and the Credit Parties.

                  (b) Resolutions. Receipt by the Agent of copies of resolutions of the Board of Directors of each of the Credit Parties approving and adopting this Second Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the date hereof.

                  (c) Incumbency Certificate. Receipt by the Agent of an incumbency certificate with respect to each of the Credit Parties.

                  (d) Legal Opinions of Counsel. The Agent shall have received opinions of legal counsel for the Credit Parties, dated as of the date hereof and addressed to the Agent and the Primary Financing Parties, which opinions shall provide, among other things, that the execution and delivery of this Second Amendment by the Credit Parties and the consummation of the transactions contemplated hereby will not violate the corporate instruments and material agreements of the Credit Parties, and shall otherwise be in form and substance acceptable to the Agent and the Primary Financing Parties.

                  (e) Material Adverse Event. Since the Closing Date, there shall have been no change or occurrence which could reasonably be expected to have a Material Adverse Effect.

                  (f) Litigation. There shall not exist any pending or threatened litigation or investigation affecting or relating to the Parent or any of its Subsidiaries, the Participation Agreement or the other Operative Agreements that in the reasonable judgment of the Agent and Primary Financing Parties could materially adversely affect the Parent and its Subsidiaries, taken as a whole, or the Participation Agreement or the other Operative Agreements, that has not been settled, dismissed, vacated, discharged or terminated prior to the date hereof.

                  (g) Officer's Certificate. The Agent shall have received a certificate executed by a responsible officer of the Parent as of the date hereof stating that immediately after giving effect to this Second Amendment and all the transactions contemplated to occur on the date hereof, (A) no Default or Event of Default exists, (B) all representations and warranties contained in the Second Amendment and in the Participation Agreement and the other Operative Agreements (except those which expressly relate to an earlier date) are true and correct, and (C) the Credit Parties are in compliance with each of the financial covenants set forth in Section 8A.9 to the Participation Agreement on a pro forma basis.

                  (h) Consents. The Agent shall have received evidence that all governmental, shareholder and material third party consents and approvals necessary in connection with this Second Amendment and other transactions contemplated hereby have been obtained and all applicable waiting periods have expired without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on such transactions or that could seek or threaten any of such transactions.

                  (i) Fees. Receipt by the Agent of all reasonable fees and expenses of the Agent in connection with the preparation, execution and delivery of this Second Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

SECTION 29
MISCELLANEOUS

         29.1 Amended Terms. The term "Participation Agreement" as used in each of the Operative Agreements shall hereafter mean the Participation Agreement as amended by this

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Second Amendment. Except as specifically amended or modified hereby or otherwise agreed, the Participation Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         29.2 Representations and Warranties of the Credit Parties. Each of the Credit Parties represents and warrants to the Financing Parties as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Second Amendment.

                  (b) This Second Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Second Amendment.

                  (d) The representations and warranties of such Person set forth in Sections 6.2 and 6.3 of the Participation Agreement and
         Section 2 of the Guaranty, as the case may be, are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         29.3 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Operative Agreements (as amended by this Second Amendment) and acknowledges and reaffirms (a) that it is bound by all terms of the Operative Agreements (as amended by this Second Amendment) applicable to it and
(b) that it is responsible for the observance and full performance of its respective obligations pursuant to the Operative Agreements.

         29.4 Operative Agreements. This Second Amendment shall constitute an Operative Agreement under the terms of the Participation Agreement.

         29.5 Expenses. The Parent agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Second Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC, and all previously incurred fees and expenses which remain outstanding on the date hereof.

         29.6 Entirety. This Second Amendment and the other Operative Agreements embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

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

         29.7 Counterparts/Telecopy. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of the Second Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         29.8 Governing Law. This Second Amendment and the rights and obligations of the parties under this Second Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

         29.9 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial; Venue. The jurisdiction, services of process, waiver of jury trial and venue provisions set forth in Section 12.7 of the Participation Agreement are hereby incorporated by reference, mutatis mutandis.

         29.10 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Agent, as is reasonably necessary to carry out the intent of this Second Amendment.

                            [Signature Pages Follow]

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

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed under seal and delivered as of the date and year first above written.

                                    WEST FACILITIES CORPORATION, as the Lessee

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                           (signature pages continue)
                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

               WEST CORPORATION, as the Parent and as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        --------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                           (signature pages continue)

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

                                    WEST TELEMARKETING CORPORATION,
                                    as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    WEST TELEMARKETING CORPORATION II,
                                    as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    WEST TELEMARKETING CORPORATION OUTBOUND, as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    DAKOTAH DIRECT II, L.L.C., as a Guarantor

                                    By: West Telemarketing Corporation Outbound,
                                        as Member

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                           (signature pages continue)

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

                                    WEST INTERACTIVE CORPORATION,
                                    as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    WEST DIRECT, INC., as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Treasurer

                                    ATTENTION, LLC, as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Manager

                                    TEL MARK SALES, INC., as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    NORTHERN CONTACT, INC., as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                           (signature pages continue)

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

                                    INTERCALL, INC., as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    INTERCALL TELECOM VENTURES, LLC, as a
                                    Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    CONFERENCECALL.COM., INC., as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                           (signature pages continue)

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

                                    WACHOVIA DEVELOPMENT CORPORATION, as the
                                    Borrower and as the Lessor

                                    By: /s/ Evander S. Jones, Jr.
                                        ----------------------------------------
                                    Name: Evander S. Jones, Jr.
                                    Title: Vice President

                           (signature pages continue)

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

                WACHOVIA BANK, NATIONAL ASSOCIATION, as the Agent

                                     By: /s/ Michael Romanzo
                                         ---------------------------------------
                                     Name: Michael Romanzo
                                     Title: Vice President

                           (signature pages continue)

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

                                    WACHOVIA CAPITAL INVESTMENTS, INC., as a
                                    Lender

                                    By: /s/ Evander S. Jones, Jr.
                                        ----------------------------------------
                                    Name: Evander S. Jones, Jr.
                                    Title: Vice President

                           (signature pages continue)

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

                                    COMMERCEBANK, N.A., as a Lender

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title:______________________________________

                              (signature pages end)

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

                                   SCHEDULE A

                                   Schedule 1

                               GCA Permitted Liens

      Debtor           Secured Party    Jurisdiction      Filing Type         Filing Date          Description of Collateral
------------------     -------------    ------------     -------------        -----------     -------------------------------
     West               Lombard US      Delaware            UCC-1             8/1/02;         Certain equipment under the
 Corporation            Equipment                        (#21910276)          amended            Equipment Loan Agreement,
                         Finance                                              8/28/02           dated July 22, 2002 among
                       Corporation                                                               West Corporation, West
                                                                                               Interactive Corporation,
                                                                                                Dakotah Direct II, L.L.C.,
                                                                                            West Telemarketing Corporation,
                                                                                             West Telemarketing Corporation
                                                                                                 Outbound and Lombard US

     West               Lombard US      Delaware            UCC-1             8/1/02;         Certain equipment under the
Telemarketing           Equipment                        (#21910615)          amended            Equipment Loan Agreement
 Corporation             Finance                                              8/28/02          dated July 22, 2002 among
                       Corporation                                                               West Corporation, West
                                                                                                Interactive Corporation,
                                                                                               Dakotah Direct II, L.L.C.,
                                                                                            West Telemarketing Corporation,
                                                                                             West Telemarketing Corporation
                                                                                                Outbound and Lombard US
                                                                                             Equipment Finance Corporation

     West                Banc of        Delaware            UCC-1            11/26/01         Certain equipment specified
Telemarketing            America                         (#11792659)                                     therein
 Corporation            Leasing &
   Outbound            Capital, LLC

     West               Lombard US      Delaware            UCC-1             8/1/02;         Certain equipment under the
Telemarketing           Equipment                        (#21910680)          amended          Equipment Loan Agreement
 Corporation             Finance                                              8/28/02         dated July 22, 2002 among
   Outbound            Corporation                                                                 West Corporation,
                                                                                             West Interactive Corporation,
                                                                                               Dakotah Direct II, L.L.C.,
                                                                                            West Telemarketing Corporation,
                                                                                             West Telemarketing Corporation
                                                                                             Outbound and Lombard US
                                                                                             Equipment Finance Corporation

     West              Dell Financial   Delaware            UCC-1             4/18/03         Certain equipment specified
Telemarketing             Services                       (#31015273)                                    therein
 Corporation
   Outbound

     West                Banc of        Delaware            UCC-1             1/22/02         Certain equipment specified
 Interactive             America                         (#20367825)                                    therein
 Corporation            Leasing &
                         Capital

     West                Banc of        Delaware          UCC-1               2/22/02         Certain equipment specified

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

      Debtor           Secured Party    Jurisdiction       Filing Type        Filing Date       Description of Collateral
------------------     -------------    ------------       -----------        -----------    --------------------------------
                          America                          (#20470405)                                     therein
   Interactive           Leasing &
   Corporation            Capital

      West                Banc of        Delaware             UCC-1             4/4/02           Certain equipment specified
   Interactive            America                          (#20842843)                                     therein
   Corporation           Leasing &
                          Capital

      West                Banc of        Delaware             UCC-1             4/23/02          Certain equipment specified
   Interactive            America                          (#20999775)                                     therein
   Corporation           Leasing &
                          Capital

      West                Banc of        Delaware             UCC-1             7/8/02           Certain equipment specified
   Interactive            America                          (#21646987)                                     therein
   Corporation           Leasing &
                          Capital

      West               Lombard US      Delaware             UCC-1             8/1/02;          Certain equipment under the
   Interactive           Equipment                         (#21910599)          amended            Equipment Loan Agreement
   Corporation            Finance                                               8/28/02           dated July 22, 2002 among
                        Corporation                                                                   West Corporation,
                                                                                                West Interactive Corporation,
                                                                                                  Dakotah Direct II, L.L.C.,
                                                                                               West Telemarketing Corporation,
                                                                                                West Telemarketing Corporation
                                                                                                   Outbound and Lombard US
                                                                                                Equipment Finance Corporation

      West                 Nortel         Delaware            UCC-1             2/3/03           Certain equipment specified
   Interactive            Networks                         (#30295330)                       therein. This lien is pursuant to a
   Corporation                                                                                      Maintenance Agreement.

   ****Dakotah              EIS           Illinois            UCC-1             5/27/99          Certain equipment specified
 Direct II, LLC        International,                      (#004042454)                                    therein
                            Inc.

     Dakotah             Lombard US       Delaware            UCC-1             8/28/02          Certain equipment under the
 Direct II, LLC          Equipment                         (#22175549)                             Equipment Loan Agreement
                          Finance                                                                 dated July 22, 2002 among
                        Corporation                                                                   West Corporation,
                                                                                                West Interactive Corporation,
                                                                                                  Dakotah Direct II, L.L.C.,
                                                                                               West Telemarketing Corporation,
                                                                                                West Telemarketing Corporation
                                                                                                   Outbound and Lombard US
                                                                                                Equipment Finance Corporation

  InterCall New         Telecom New         N/A             No filing          Security          Telecommunications Equipment
  Zealand, Ltd.        Zealand, Ltd.                                           interest           purchased from Telecom by
                                                                              granted to                InterCall N.Z.
                                                                              Telecom on
                                                                                8/9/02

 InterCall, Inc.            Sun             N/A             No filing          Security           Specified office equipment
                        Microsystems                                           interest
                          Finance                                             granted on
                                                                                11/7/02

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

Note:    1.  See Schedule 3 for GCA Liens on real property.

         2. **** denotes those GCA Liens that are in the process of being terminated and released as no Indebtedness is outstanding under the original obligation that such GCA Lien secured.

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

                                   Schedule 2

                             Subsidiary Information

                        Jurisdiction
                             of             No. of        Outstanding         Owner of             No. of   Percentage
                        Incorporation    Outstanding        Warrants,        Outstanding           Shares    of Shares
 Subsidiary             /Organization       Shares        Options, Etc.        Shares              Owned       Owned
---------------        ---------------    -----------     -------------      -------------         ------   ----------
     West                 Delaware          10,000             0                  West             10,000       100%
 Telemarketing                                                                Corporation
  Corporation

     West                 Delaware          10,000             0                  West             10,000       100%
 Telemarketing                                                                Telemarketing
Corporation II                                                                Corporation

     West                 Delaware          10,000             0                  West             10,000       100%
 Telemarketing                                                                Corporation
  Corporation
   Outbound

West Facilities           Delaware          10,000             0                  West             10,000       100%
  Corporation                                                                 Corporation

     West                 Delaware          10,000             0                  West             10,000       100%
  Interactive                                                                 Corporation
  Corporation

 West Direct,             Delaware          10,000             0                  West             10,000       100%
     Inc.                                                                     Corporation

Tel Mark Sales,           Delaware          10,000             0                  West             10,000       100%
     Inc.                                                                     Corporation

Attention, LLC            Georgia                                                 West                          100%
                                                                              Corporation

   Northern               Delaware          10,000             0                  West             10,000       100%
 Contact, Inc.                                                                Telemarketing
                                                                              Corporation

Dakotah Direct            Delaware                                                West                          100%
  II, L.L.C.                                                                  Telemarketing
                                                                               Corporation
                                                                                Outbound

     West                 Delaware           1,000             0                  West              1,000       100%
 International                                                                Corporation
  Corporation

     West                Nova Scotia,       10,000             0                Northern           10,000       100%
 Telemarketing            Canada                                              Contact, Inc.
  Canada, ULC

   Attention              Delaware                                           Attention, LLC                     100%
Funding, L.L.C.

InterCall, Inc.           Delaware          10,000             0                  West             10,000       100%
                                                                              Corporation

   InterCall              Delaware                             0             InterCall, Inc.                    100%
    Telecom
 Ventures, LLC

InterCall, Inc.            New
                         Brunswick             100             0             InterCall, Inc.          100       100%

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

   InterCall          Australia             100             0             InterCall, Inc.          100       100%
 Australia Pty.
      Ltd.

   InterCall          Singapore               2             0             InterCall, Inc.            2       100%
 Singapore Pte.
      Ltd.

 InterCall Hong       Hong Kong          10,000             0             InterCall, Inc.       10,000       100%
 Kong Pty. Ltd.

 InterCall Asia       Australia             100             0             InterCall, Inc.          100       100%
Pacific Holdings
   Pty. Ltd.

 InterCall New        New Zealand           100             0             InterCall, Inc.          100       100%
Zealand Limited

   InterCall
  Conferencing          United               10             0             InterCall, Inc.           10       100%
Services Limited        Kingdom

 Legal Connect          United                2             0                InterCall               2       100%
    Limited             Kingdom                                             Conferencing
                                                                              Services
                                                                              Limited

 Jamaican Agent         Jamaica           1,000             0             West Corporation         999      99.9%
Services Limited                                                              Northern
                                                                           Contact, Inc.             1       0.1%

  West Contact        Philippines        10,000             0                   West             9.993     99.93%
   Services,                                                                Corporation
      Inc.                                                                  Jose MA. G.              1       .01%
                                                                              Hofilena
                                                                            Hector M. De             1       .01%
                                                                                Leon
                                                                             Rose Marie              1       .01%
                                                                              M. King
                                                                             Thomas B.               1       .01%
                                                                               Barker
                                                                             Imelda A.               1       .01%
                                                                              Manguiat
                                                                             Jocelyn I.              1       .01%
                                                                              Sanchez-
                                                                              Salazar
                                                                           Mark V. Lavin             1       .01%

ConferenceCall.com,      Delaware         1,000             0             InterCall, Inc.        1,000       100%
         Inc.

InterCall Japan, K.K.      Japan            130             0             InterCall, Inc.          130       100%

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

                                   Schedule 3

                            Location of Real Property

Owned Real Property:

1. Approximately 0.39 acres owned by InterCall, Inc. located at 802 First Avenue, West Point, Troup County, Georgia 31833.

2. Approximately 2.54 acres owned by InterCall, Inc. located at 1239 O.G. Skinner Drive, West Point, Troup County, Georgia 31833.

3. 3300 20th Avenue, Valley, Chambers County, Alabama, owned by InterCall, Inc. Title to this property is subject to the following:

                  (a) Lease by Powertel, Inc. of 1,800 square feet by lease dated June 3, 2000.

4. Approximately 5.69 acres owned by InterCall, Inc. located at 1211 O.G. Skinner Drive, West Point, Troup County, Georgia 31833.

5. 401 E. 4th Street, West Point, Troup County, Georgia 31833, owned by InterCall, Inc.

6. 403 E. 4th Street, West Point, Troup County, Georgia 31833, owned by InterCall, Inc.

7. 620 Greison Trail, Newnan, Coweta County, Georgia 31833, owned by InterCall, Inc.

8. Approximately 14 acres of land adjacent to O.G. Skinner Dr. (a.k.a. Pittman Street), West Point, Troup County, Georgia 31833, owned by InterCall, Inc.

9. Approximately 1.63 acres located adjacent to and south of property described herein as 1211 O.G. Skinner Drive, West Point, Troup Count, Georgia 31833, owned by InterCall, Inc.

10. 11808 Miracle Hills Dr., Omaha, Douglas County, Nebraska 68154, owned by West Corporation and subject to that certain Mortgage Agreement, by and between West Corporation and First National Bank of Omaha.

11. 5031 Commerce Park Circle, Pensacola, Escambia County, Florida 32507, owned by West Corporation (f/k/a West TeleServices Corporation).

12. 2311 S. Illinois Ave. US Route 51, Carbondale, Jackson County, Illinois 62901, owned by West Telemarketing Corporation Outbound.

13. 1015 Belvidere, El Paso, El Paso County, Texas 79912, owned by West Telemarketing Corporation Outbound.

14.      Buildings 1000, 2000, 3000 and 5000, 11330 IH 10 West, San Antonio,
         Bexar County, Texas 78249, owned by West Telemarketing Corporation Outbound.

15. Building 7000, 10931 Laureate Drive, San Antonio, Bexar County, Texas 78349, leased by West Facilities Corporation and subject to that certain synthetic lease transaction (see Schedule 61.(b)).

16. Building 8000, 10940 Laureate Drive, San Antonio, Bexar County, Texas 78349, owned by West Telemarketing Corporation Outbound.

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

Leased Real Property:

1. Lease to InterCall, Inc., as lessee, for the 5th Floor, Suite 508, 232 Madison Avenue, New York, New York 10016.

2. Lease to InterCall, Inc., as lessee, for approximately 2,489 rsf, known as Suite 495, Glenridge Highlands I, 5555 Glenridge Connector, Atlanta, Georgia 30342.

3. Lease to InterCall, Inc., as lessee, for approximately 2,222 rsf at Corporate Center, 110 East Broward Boulevard, Ft. Lauderdale, Florida 33301.

4. Lease to InterCall, Inc., as lessee, for approximately 3,715 rsf, known as 3601 West 76th Street, Edina, Minnesota 55435.

5. Lease to InterCall, Inc., as lessee, for approximately 1,440 rsf, known as Suite 150, Lake Forest Place, 4445 Lake Forest Drive, Cincinnati, Ohio 45242.

6. Lease to InterCall, Inc., as lessee, for approximately 3,323 rsf, known as Suite 1110, Prentice Point, 5299 DTC Boulevard, Englewood, Colorado 80111.

7. Lease to InterCall, Inc., as lessee, for approximately 2,681 rsf, known as Suite 1060, 3 Ballston Plaza, 1100 North Glebe Road, Arlington, Virginia 22201.

8. Lease to InterCall, Inc., as lessee, for approximately 2,867 rsf, known as Suite 414, 3 Bala Plaza, Bala Cynwyd, Pennsylvania 19004.

9. Lease to InterCall, Inc., as lessee, for approximately 4,689 rsf, known as Suite 210, 990 Washington Street, Dedham, Massachusetts 02026.

10. Lease to InterCall, Inc., as lessee, for approximately 3,214 rsf, known as 99 Cherry Hill Road, Parsippany, New Jersey 07054.

11. Lease to InterCall, Inc., as lessee, for office space at 80 Broad Street, New York, New York 10004-2009.

12. Lease to InterCall, Inc., as lessee, for approximately 3,355 rsf, known as Suite 840, 433 East Las Colinas Boulevard, Irving, Texas 75039.

13. Lease to InterCall, Inc., as lessee, for approximately 2,796 rsf at 2700 Post Oak Boulevard, Houston, Texas 77056.

14. Lease to InterCall, Inc., as lessee, for 1001 Southwest 5th Ave., Suite 110, Portland, Oregon 97204.

15. Lease to InterCall, Inc., as lessee, for approximately 3,110 rsf, known as Suite 220, 18201 Von Karman Ave., Irvine, California 92612.

16. Lease to InterCall, Inc., as lessee, for approximately 2,261 rsf at 999 Baker Way, San Mateo, California 94404.

17. Lease to InterCall, Inc., as lessee, for approximately 2,224 rsf, known as Suite 230 of the Denny Building, Seattle, Washington 98121.

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

18. Lease to InterCall, Inc., as lessee, for approximately 2,675 rsf, known as Suite 810, 425 California Street, San Francisco, California 94104.

19. Lease to InterCall, Inc., as lessee, for approximately 5,039 rsf, known as 300 South Tower, Peachtree 25th Building, Atlanta, Georgia 30309.

20. Lease to InterCall, Inc., as lessee, for approximately 23,261 rsf, known as Suites 225, 400, 413, 420, 421, 464 and 520 for premises located at Citicorp Plaza, 8420 West Bryn Mawr, Chicago, Illinois 60631.

21. Lease to InterCall, Inc., as lessee, for the office space located at 3618 West Market Street, Suite 100, Room 1, Fairlawn, Ohio 44333.

22. Lease to InterCall Australia Pty. Ltd., as lessee, for Level 8, 155 George Street, Sydney, New South Wales, Australia.

23. Lease to InterCall Australia Pty. Ltd., as lessee, for Suite 1301, 227 Collins Street, Melbourne, Victoria, Australia.

24. Lease to InterCall Singapore Pte. Ltd., as lessee, for 80 Raffles Place, #35-23 OB Plaza 1, Singapore.

25. Lease to InterCall, Inc., as lessee, for office space at 7300 West 110th Street, Overland Park, Kansas 66210.

26. Lease to InterCall, Inc., as lessee, for Suites 212 and 220, Building A, Trinity Court, Wokingham Road, Bracknell, RG42 1PL (UK).

27. Lease to InterCall Conferencing Services Limited, as lessee, for offices on the second floor at Topeka House, Barnwood, Gloucester, UK.

28. License Agreement to InterCall, Inc., as lessee, for office space at Kilcullen House, 1 Haigh Terrace, Dun Lioghaire, Dublin, Ireland.

29. Lease to InterCall, Inc., as lessee, for 3131 East Camelback, Suite 200, Phoenix, Arizona 85016.

30. Lease to InterCall, Inc., as lessee, for approximately 4,074 rsf, known as Suite 210, 3301 Northland Drive, Austin, Texas 78731.

31. Lease to InterCall, Inc., as lessee, for approximately 1,752 rsf, known as Space 102, 5387 Manhattan Circle, Boulder, Colorado 80303.

32. Lease to InterCall, Inc., as lessee, for approximately 3,395 rsf, known as Suite 206, 11340 West Olympic Boulevard, Los Angeles, California 90064.

33. Lease to InterCall, Inc., as lessee, for office space at 80 River Street, Hoboken, New Jersey 07030.

34. Office Lease between HQ Global Workplaces and InterCall, Inc., as lessee, dated September 2, 1999.

35. Lease to InterCall, Inc., as lessee, for office space at Level 10 Telecom House, 8 Hereford Street, Auckland 1003, New Zealand.

36. Lease to InterCall, Inc., as lessee, for equipment at 2203 64th Boulevard, Valley, Alabama 30864.

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

37. Lease to InterCall Web Conferencing Services Limited, as lessee, for office space at LaGrande Arche Paroi Nord, 92044, Paris La Defense, France.

38. Lease to InterCall, Inc., as lessee, for office space at HQ Boone Boulevard Center, Vienna, Virginia 22182.

39. Lease to InterCall, Inc., as lessee, for office space at HQ Francisco Bay Center, San Francisco, California 94111.

40. Lease to West Telemarketing Corporation, as lessee, for office space at 9910 Maple Street, Omaha, Nebraska 68134.

41. Lease to West Telemarketing Corporation, as lessee, for office space at 3311 N. 93rd Street and 9218 Bedford Avenue, Omaha, Nebraska 68134.

42. Lease to West Telemarketing Corporation, as lessee, for office space at 11626 Nicholas Street, Omaha, Nebraska 68134.

43. Lease to West Telemarketing Corporation, as lessee, for office space at 10120 Maple Street, Omaha, Nebraska 68134.

44. Lease to West Interactive Corporation, as lessee, for office space at 9211 Bedford Street, Omaha, Nebraska 68134.

45. Lease to West Interactive Corporation, as lessee, for office space at 9223 Bedford Street and 3231 N. 93rd Street, Omaha, Nebraska 68134.

46. Lease to West Facilities Corporation, as lessee, for Suite 208, 99 Railroad Station Plaza, Hicksville, New York 11801.

47. Lease to West Telemarketing Corporation, as lessee, for office space at 808 N. 108th Ave., Omaha, Nebraska 68154.

48. Lease to West Telemarketing Corporation, as lessee, for office space at 10011 Maple Street, Omaha, Nebraska 68134.

49. Lease to West Interactive Corporation, as lessee, for office space at 4015 S. 132nd Street, Omaha, Nebraska 68137.

50. Lease to West Telemarketing Corporation, as lessee, for office space at 11626 Nicholas Street, Omaha, Nebraska 68154.

51. Lease to West Telemarketing Corporation, as lessee, for office space at 10614 Burt Street, Omaha, Nebraska 68114.

52. Lease to West Corporation (f/k/a West TeleServices Corporation), as lessee, for office space at 11810 Nicholas Street, Omaha, Nebraska 68154.

53. Lease to West Corporation (f/k/a West TeleServices Corporation), as lessee, for office space at 3141 and 3147 North 93rd Street, Omaha, Nebraska 68134.

54. 11650 Miracle Hills Drive, Omaha, Douglas County, Nebraska 68154, leased by West Corporation, as lessee, and subject to that certain synthetic lease transaction (see Schedule 6.1(b)).

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

55. Lease to West Corporation (f/k/a West TeleServices Corporation), as lessee, for space at 4645 Concord Road, Beaumont, Texas 77703.

56. Lease to West Interactive Corporation, as lessee, for space at 1425 Champa Street, Denver, Colorado 80202.

57. Lease to West Interactive Corporation, as lessee, for space at 3003 Cobb Parkway, Atlanta, Georgia 30339.

58.      Lease to West Telemarketing Corporation, as lessee, for space at 2323
         W. 38th Street, Unit 1A, Erie, Pennsylvania 16506.

59. Lease to West Telemarketing Corporation, as lessee, for space at 227 Fox Hill Rd., Unit D-8, Hampton, Virginia 23669.

60. Lease to West Telemarketing Corporation, as lessee, for space at 1545 South 77 Sunshine Strip, Harlingen, Texas 78550.

61. Lease to West Telemarketing Corporation, as lessee, for space at 5000 Bradford Drive, Huntsville, Alabama 35805.

62. Lease to West Telemarketing Corporation, as lessee, for space at 1331 West Memorial Road, Oklahoma City, Oklahoma 73114.

63. Lease to West Telemarketing Corporation, as lessee, for space at 1315 Financial Blvd., Reno, Nevada 89510.

64. Lease to West Telemarketing Corporation, as lessee, for space at Harlem Alpine Center, 1975 Harlem Road, Loves Park, Illinois 61111.

65.      Lease to West Telemarketing Corporation, as lessee, for Suite 100, 3810
         S. 103rd East Ave., Tulsa, Oklahoma 74146.

66. Lease to West Telemarketing Corporation Outbound, as lessee, for space at 328 Ross Clark Circle, Dothan, Alabama 36303.

67. Lease to West Telemarketing Corporation Outbound, as lessee, for space at 55 Sunbridge Drive, Fayetteville, Arkansas 72703.

68. Lease to West Telemarketing Corporation Outbound, as lessee, for Suite 126, 3400 Rogers Ave., Fort Smith, Arkansas 72902.

69. Lease to West Telemarketing Corporation Outbound, as lessee, for Suite 210, 740 General Stewart Way, Hinesville, Georgia 31313.

70. Lease to West Telemarketing Corporation Outbound, as lessee, for space at 703 Swanner Loop, Killeen, Texas 76543.

71. Lease to West Interactive Corporation, as lessee, for space at 3605 Ambassador Caffery Pkwy., Lafayette, Louisiana 70503.

72. Lease to West Telemarketing Corporation Outbound, as lessee, for space at 1910 West Loop 289, Lubbock, Texas 70407.

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

72. Lease to West Telemarketing Corporation Outbound, as lessee, for Suite 100, 1800 South Main Street, McAllen, Texas 78503.

74. Lease to West Telemarketing Corporation Outbound, as lessee, for space at 3262 Dauphin, Mobile, Alabama 36606.

75. Lease to West Telemarketing Corporation Outbound, as lessee, for the 5th Floor, 3800 E. 42nd Street, Odessa, Texas 79762.

76. Lease to West Telemarketing Corporation Outbound, as lessee, for Suite 3, 119 Hamilton Park Drive, Tallahassee, Florida 32304.

77. Lease to Attention, LLC, as lessee, for space at 3432 Jefferson Ave., Texarkana, Arkansas 78124 pursuant to that Assignment of Lease from West Telemarketing Corporation Outbound.

78. Lease to West Telemarketing Corporation Outbound, as lessee, for space at 2103 Universal City Blvd., Universal City, Texas 78148.

79. Lease to West Telemarketing Corporation Outbound, as lessee, for Suite L, 7524 Bosque Blvd., Waco, Texas 76712.

80. Lease to Tel Mark Sales, Inc., as lessee, for space at 100 West College Avenue, Appleton, Wisconsin 54911.

81. Lease to Tel Mark Sales, Inc., as lessee, for space at 1111 E. South River Street, Appleton, Wisconsin 54915.

82. Lease to Attention, LLC, as lessee, for space at 1000 N. Travis Street, Sherman, Texas 75090.

83. Lease to Attention, LLC, as lessee, for Suite 300, 5300 Oakbrook Parkway, Norcross, Georgia 30093.

84. Lease to Attention, LLC, as lessee, for space at 220 A North Sunset Blvd., Sherman, Texas 75092.

85. Lease to Dakotah Direct II, LLC, as lessee, for space at S. 4300 Geiger Blvd., Spokane, Washington 99224.

86. Lease to Dakotah Direct II, LLC, as lessee, for space at 101 Sherman Avenue, Coeur d' Alene, Idaho 83814.

87. Lease to Dakotah Direct II, LLC, as lessee, for space at 157 South Howard Street, Spokane, Washington 99201.

88. Lease to Dakotah Direct II, LLC, as lessee, for space at 5615 Dunbarton Ave., Pasco, Washington 99301.

89. Lease to Dakotah Direct II, LLC, as lessee, for space at 9317 E. Sinto, Spokane, Washington 99206.

90. Lease to West Telemarketing Canada, ULC, as lessee, for space at 2261 Keating X Road, Saanichton, BC V8M 2A5.

91. Lease to West Telemarketing Corporation, as lessee, for space at 7850 Anselmo Lane, Baton Rouge, Louisiana 70810.

92. Lease to West Telemarketing Corporation Outbound, as lessee, for space at 1223 Lee Trevino Dr., El Paso, Texas 79907.

93. Lease to InterCall, Inc., as lessee, for Suite 202, 1804 Embarcadero Road, Palo Alto, California.

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

94. Lease to InterCall, Inc., as lessee, for Office #'s 527, 534 and 539 located at 8300 Boone Blvd., Suite 500, Vienna, Virginia 22182.

95. Lease to InterCall, Inc., as lessee, for Office #'s 164, 165, 167 and 171 located at 1750 Montgomery Street, San Francisco, California 94111.

96. Lease to Scherer Communications, Inc. (assumed by ConferenceCall.com, Inc. through 12/31/03 merger), as lessee, for Suites 214, 224 and 226 located at 1445 MacArthur Drive, Carrollton, Texas 75007.

97. Lease to Scherer Communications, Inc. (assumed by ConferenceCall.com, Inc. through 12/31/03 merger), as lessee, for Suite 212 located at 1445 MacArthur Drive, Carrollton, Texas 75007.

98. Lease to Scherer Communications, Inc. (assumed by ConferenceCall.com, Inc. through 12/31/03 merger), as lessee, for Suite 2670 located at the Univision Center, Dallas, Texas 75201.

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

                                   Schedule 4

                             Chief Executive Offices

West Corporation
11808 Miracle Hills Drive
Omaha, Nebraska 68154

West Telemarketing Corporation
11808 Miracle Hills Drive
Omaha, Nebraska 68154

Northern Contact, Inc.
11808 Miracle Hills Drive
Omaha, Nebraska 68154

West Telemarketing Corporation II
11808 Miracle Hills Drive
Omaha, Nebraska 68154

West Telemarketing Corporation Outbound
10931 Laureate Drive Suite 7140
San Antonio, Texas 78249

Dakotah Direct II, L.L.C.
2850 West Golf Road, 5th Floor
Rolling Meadows, Illinois 60008

West Interactive Corporation
11808 Miracle Hills Drive
Omaha, Nebraska 68154

West Facilities Corporation
11808 Miracle Hills Drive
Omaha, Nebraska 68154

West Direct, Inc.
11808 Miracle Hills Drive
Omaha, Nebraska 68154

Attention, LLC
5300 Oakbrook Parkway Suite 300
Norcross, GA 30093

Tel Mark Sales, Inc.
1111 E. South River Street
Appleton, WI 54915

InterCall, Inc.

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

1239 O.G. Skinner Drive
West Point, Georgia 31833

InterCall Australia Pty. Ltd.
Level 8, 155 George Street
Sydney, New South Wales, Australia

InterCall Singapore Pte. Ltd.
80 Raffles Place
#35-23 OB Plaza 1
Singapore, China

InterCall Conferencing Services Limited
Second Floor
Topeka House
Barnwood, Gloucester, UK

InterCall New Zealand Limited
Level 10 Telecom House
8 Hereford Street
Auckland 1003, New Zealand

InterCall, Inc. (Canada)
10117 Jasper Ave. Suite 520
Edmonton, Alberta
T5J 1 W8
Canada

InterCall Telecom Ventures, LLC
3300 20th Avenue
Valley, Alabama 36854

InterCall Hong Kong Pty. Ltd.
1318 Two Pacific Place
88 Queensway
Hong Kong

InterCall Asia Pacific Holdings Pty. Ltd.
Level 8, 155 George Street
Sydney, New South Wales, Australia

ConferenceCall.com, Inc.
1445 MacArthur Drive, Suite 226
Carrollton, Texas 75007

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

                                   Schedule 5

                                  Labor Matters

                                      None.

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment
                                      A-15

                                   Schedule 6

                                  Indebtedness

1. Indebtedness of West Corporation not exceeding $12,000,000.00 in the aggregate pursuant to that certain Mortgage Loan, by and between West Corporation and First National Bank of Omaha, dated as of January 30, 1998, as amended as of March 8, 2002.

2. Indebtedness in an aggregate principal amount not to exceed $325,000,000.00 (increased, pursuant to a subsequent amendment, to $450,000,000.00) under that certain Credit Agreement, dated as of the Closing Date, by and among West Corporation, as borrower, the domestic subsidiaries of West Corporation party thereto, as guarantors, Wachovia Bank, National Association, as administrative agent and syndication agent, Bank of America, N.A. and BNP Paribas, as co-document agents, and the lenders party thereto, as lenders, as the same may be amended, modified, extended, supplemented, restated and/or replaced from time to time

3. Earn-out obligations of West Corporation pursuant to that certain Purchase Agreement, dated as of July 23, 2002, by and among Attention, LLC, the Sellers (as defined therein), the Sellers' Representative (as defined therein) and West Corporation. Pursuant to the Attention, LLC acquisition, additional consideration will be payable over the four year period between 2004 and 2008, which will range from a minimum of $21,500,000.00 to a maximum of $50,000,000.00 based upon Attention, LLC's satisfaction of certain earnings objectives during the years ending December 31, 2003 through 2007. At December 31, 2002, the $21,500,000.00 minimum payment was accrued.

4. Earn-out obligations of West Corporation pursuant to that certain Stock Purchase Agreement, dated as of December 7, 2001, by and between West Corporation and John F. Gillen, in connection with West Corporation's purchase of Tel Mark Sales, Inc. There is a provision for a three-year contingent earn-out with a maximum earn-out of $5,000,000.00 per year relating to the acquisition of Tel Mark Sales, Inc. in 2002. The earn-out obligation is based upon the acquired entity achieving certain revenue growth objectives. Based on the revenue growth achieved by this entity an accrual of $2,752,000.00 was recorded during fiscal year 2002.

5. As of April 30, 2003, indebtedness in the approximate aggregate amount of $12,000,000.00 outstanding pursuant to those Equipment Leases by and between Banc of America Leasing and Capital, LLC and West Interactive Corporation covering certain equipment as delineated in the collateral descriptions for the following UCC filings: #20367825 (1/22/02 Delaware), #20470405 (2/22/02 Delaware), #20842751 (4/4/02 Delaware),
         #20999775 (4/23/02 Delaware) and #21646987 (7/8/02 Delaware).

6. As of April 30, 2003 indebtedness in the approximate amount of $1,900,000.00 outstanding pursuant to that certain Equipment Lease dated as of July 22, 2002, by and among Lombard US Equipment Finance Corporation, West Corporation, West Interactive Corporation, West Telemarketing Corporation, West Telemarketing Corporation Outbound and Dakotah Direct II, LLC covering certain equipment as delineated in the collateral descriptions for the following UCC filings: #21910276 (8/1/02 Delaware), #21910615 (8/1/02 Delaware), #21910680 (8/1/02
         Delaware), #21910599 (8/1/02 Delaware) and #22175549 (8/28/02
         Delaware). Please note that the only entities with outstanding indebtedness under the Lombard Equipment Lease are West Interactive Corporation and West Telemarketing Corporation Outbound.

7. As of April 30, 2003, indebtedness in the approximate amount of $1,300,000.00 pursuant to that certain Equipment Lease by and between West Telemarketing Corporation Outbound and Banc of America Leasing & Capital, LLC covering certain equipment as delineated in the collateral description in the following UCC filing: #11792659 (11/26/01 Delaware).

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

8. As of April 30, 2003, indebtedness in the approximate amount of $300,000.00 pursuant to that certain Equipment Lease by and between West Telemarketing Corporation Outbound and Dell Financial Services covering certain equipment as delineated in the collateral description in the following UCC filing: #31015273 (4/18/03 Delaware).

9. On August 9, 2002, InterCall New Zealand, Ltd. purchased certain telecommunications equipment valued at approximately $598,000 from Telecom New Zealand, Ltd. Payments to Telecom are due in installments, and Telecom took a security interest in the telecommunications equipment to secure payment.

10. Equipment Lease, dated as of November 7, 2002, by and between Sun Microsystems Finance and InterCall, Inc. for certain office equipment.

                                                     West Facilities Corporation
                                                                  Lease Facility
                                                                Second Amendment

                                      A-17